Supplement dated October 31, 2018 to the

Horace Mann Life Insurance Company Separate Account and the

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Prospectuses Dated May 1, 2018

The purpose of this Supplement is to advise you of proposed changes to the Wilshire Variable Insurance Trust (“VIT”) 2015 Fund, Wilshire VIT 2025 Fund and Wilshire VIT 2035 Fund, three of the investment options available under your variable annuity contract or certificate (“Contract”) issued by Horace Mann Life Insurance Company. Please read this Supplement carefully and keep it with your Contract prospectus for future reference. The following updates certain information in the Contract prospectus.

Wilshire VIT Fund Mergers

The Board of Trustees of the Wilshire VIT has approved the mergers of the Wilshire VIT 2015 Fund, Wilshire VIT 2025 Fund, and Wilshire VIT 2035 Fund (the “Merger Funds”) into the Wilshire VIT Global Allocation Fund (the “Global Allocation Fund”). Each of these mergers is subject to shareholder approval.

A combined prospectus/proxy statement regarding the proposed mergers will be mailed during the fourth quarter of 2018. If approved, each merger would occur on or about December 7, 2018 or as soon as reasonably practicable after shareholder approval is obtained.

Horace Mann has been advised that effective on or about December 4, 2018 shares of the Merger Funds will no longer be offered to new shareholders.

On the effective date of the mergers (the “Merger Date”), the subaccount investing in the Global Allocation Fund (the “Global Allocation Fund Subaccount”) will replace the subaccounts investing in the Merger Funds (the “Merger Fund Subaccounts”) as an investment option under your Contract. As a result of the proposed mergers:

•	Any dollar value (“Account Value”) remaining invested in the Merger Fund Subaccounts on the Merger Date will instead be invested in the Global Allocation Fund Subaccount.

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If you have elected to allocate premium payments (less any applicable premium taxes) (“Net Premium”) or transfers under dollar cost averaging or rebalancing programs to one or more of the Merger Fund Subaccounts, then on and after the Merger Date, the portion of your Net Premium or such transfers that you had previously allocated to the Merger Fund Subaccounts will be allocated instead to the Global Allocation Fund Subaccount.

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If you participate in the systematic withdrawal program with allocations to one or more of the Merger Fund Subaccounts, then on and after the Merger Date, those withdrawal allocations will instead be from the Global Allocation Fund Subaccount.

If you are impacted by the mergers and you have no objection to the above changes that will result if the mergers are approved, then no action is necessary on your part. If you wish to make any transfers or new allocations in view of the proposed mergers, instructions are provided below.

Transfers of Account Value

If you currently have Account Value allocated to a Merger Fund Subaccount, then you should consider transferring that Account Value to any of the other subaccounts available as investment options under your Contract or to the fixed account investment option, provided that you do not transfer to more than 10 investment options at any time. Instructions for making such transfers are set forth at the end of this Supplement. More information on transfers can be found in the section of your Contract prospectus entitled “Transfers.”

We currently do not impose any restrictions, or assess any fees, charges or penalties, on transfers of Account Value from one subaccount to another, or from a subaccount to the fixed account investment option, before the date annuity payments begin under a Contract. Accordingly, there will be no charge:

•	for transfers from the Merger Fund Subaccounts that you make before the Merger Date in response to this Supplement;

•	if, on the Merger Date, we transfer your Account Value that remains invested in the Merger Fund Subaccounts to the Global Allocation Fund Subaccount;

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if, after we have made such transfers of your Account Value from the Merger Fund Subaccounts to the Global Allocation Fund Subaccount, you then transfer such Account Value from the Global Allocation Fund Subaccount to other available investment options.

Systematic Investment Programs and Future Net Premium Allocations

If you participate in the dollar cost averaging program or the rebalancing program with allocations to one or more of the Merger Fund Subaccounts, and/or currently invest in or have designated future allocations of Net Premium to one or more of the Merger Fund Subaccounts, then you should consider providing new allocation instructions to us at our Home Office by any of the methods set forth at the end of this Supplement. More information on the dollar cost averaging and rebalancing programs can be found in the sections of your Contract prospectus under “Transactions”.

Systematic Withdrawal Programs

If you participate in the systematic withdrawal program with allocations to one or more of the Merger Fund Subaccounts, then you should consider providing new allocation instructions to us at our Home Office by any of the methods set forth at the end of this Supplement. More information on the systematic withdrawal program can be found in the section of your Contract prospectus under “Systematic Withdrawals”.

Instructions for Making Requests to Horace Mann

You may make a transfer or change your allocations of Net Premium or your allocations under dollar cost averaging, rebalancing, or systematic withdrawal programs by accessing the Horace Mann website at www.horacemann.com and looking in the “My Account” section, by writing to the Horace Mann Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission request to (877) 832-3785, or by telephoning (855) 806-7765 (toll-free). The appropriate form must be used for written allocation changes. These forms may be requested by any of the above methods or may be downloaded by accessing the Horace Mann website as stated above.

You should carefully consider the investment objectives, charges, expenses and risks of any subaccount to which you allocate Net Premium or transfer Account Value. You can find more detailed information about the underlying mutual funds available as investment options under your Contract in the current prospectuses for those underlying mutual funds. You may obtain those prospectuses by visiting the Horace Mann website at www.horacemann.com, by contacting the registered representative who sold you your Contract, by writing to 1 Horace Mann Plaza, Springfield, IL 62715, or by calling (855) 806-7765.

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If you have any questions regarding this Supplement, please contact the registered representative who sold you your Contract, write to our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, or call our Home Office at (855) 806-7765 (toll-free).

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